SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund-- Class A Shares
Fiscal period ending:  October 31, 1995
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,106    $1,602       $2,406

T   =  Average Annual
       Total Return              10.64%    9.88%        9.18%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $5,455,963

Expenses                         $843,882

Reimbursement                    $0

Average shares                   130,918,100

NAV                              $7.07

Sales Charge                     4.75%

POP                              $7.42

Yield at POP                     5.76%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund-- Class B Shares
Fiscal period ending: October 31, 1995
Inception date (if less than 10 years of performance):  March 1, 1993


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,105      N/A       $1,147

T   =  Average Annual
       Total Return              10.46%      N/A       5.25%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,489,655

Expenses                         $399,464

Reimbursement                    $0

Average shares                   36,264,065

NAV                              $7.04

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                         5.18%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund-- Class M Shares
Fiscal period ending: October 31, 1995
Inception date (if less than 10 years of performance):
December 14, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,117

T   =  Average Annual
       Total Return              N/A       N/A          11.66%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $41,263

Expenses                         $7,909

Reimbursement                    $0

Average shares                   997,906

NAV                              $7.04

Sales Charge                     3.25%

POP                              $7.28

Yield at POP                     5.58%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund-- Class Y Shares
Fiscal period ending: October 31, 1995
Inception date (if less than 10 years of performance): June 16, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,167      N/A       $1,164

T   =  Average Annual
       Total Return              16.65%      N/A       10.97%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $627,061

Expenses                         $73,776

Reimbursement                    $0

Average shares                   15,065,523

NAV                              $7.06

Yield at NAV                     6.32%